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                                                                   EXHIBIT 10.44

                            CO-PROMOTION AGREEMENT

                                    BETWEEN

                                  MILES INC.

                                      AND

                          SCHEIN PHARMACEUTICAL, INC.
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                            Co-Promotion Agreement

This Agreement is made and effective as of the 1st day of August, 1994, (hereinafter referred to as the "Effective Date"), by and between Miles Inc., a corporation of the State of Indiana (hereinafter"Miles") and Schein Pharmaceutical, Inc. a corporation of the State of Delaware
(hereinafter"Schein").

WHEREAS, Schein is the holder of an NDA covering a pharmaceutical product marketed by Schein under the brand name INFeD(R) (iron dextran injection, U.S.P. 50 mg/ml) (hereinafter "Product") indicated for treating iron deficiency, and Schein desires to enhance market share of Product in the United States pharmaceutical market place; and

WHEREAS, Miles has considerable knowledge in promoting, detailing and marketing pharmaceutical products in the United States and has in place a large, well-experienced detailing force; and

WHEREAS, Miles and Schein believe that a joint promotion and detailing arrangement regarding Product would be desirable and fully compatible with each party's business objectives.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Miles and Schein hereby agree as follows:

Article 1: Definitions
----------------------

1.01      "Affiliate" shall mean:

          (a) An organization which owns, directly or indirectly, a controlling interest in Miles or Schein by stock ownership or otherwise; or

          (b) An organization having its majority ownership directly or indirectly common to the majority ownership of Miles or Schein.

1.02      "Product" shall mean iron dextran injectable.

1.03      "United States" shall mean the United States of America.


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1.04     "Net Sales" shall mean *** ******* ***** ****** ** *********** *****
         ******* ** ****** **** *** ********* ******** ******** ** ************
         ******* ****** *** *** *********** **** ******* ** *** ******* ** ***
         ****** ******* **** ***** ********** ************ ****** **************
         ***** ******* ** ********** ********* ***** ******* ** ******* ** *****
         ************ ******* ** ******** ** **** ******** ** *******
         ************* ***************

1.05 "Threshold Value" with respect to a Detailing Year shall mean the dollar amount specified for such year under Article lil.

1.06 "Joint Detailing Years~' shall mean the period of time commencing on the Effective Date of this Agreement and ending on the last day of the Third Detailing Year, subject to extension or termination in accordance with Section 4.12 and Article VIII. A "Detailing Year" shall be the twelve (12) month period commencing on each August 1st of the Term.

1.07 "Promotional Costs" shall mean all out-of-pocket costs incurred by Schein in the marketing and promotion of the Product, including without limitation in the development and production of promotional materials, but excluding costs associated with sales representatives and administrative overhead.

1.08     "Standard Cost" shall mean ******** *** *** ************ *************
         ******** ****** ********* *** ** ********** **** **** **********
         ******* *** ********* ******** ********** ********** ************
         ******** ************ *** ** ********

1.09 "Confidential Information" shall mean information which relates to the Product, including financial statements, costs and expense data, production data, trade secrets, secret processes and formulae, marketing and consumer data or any other information which is not generally ascertainable from public or published information, regardless of whether such information was provided pursuant to the terms of this Agreement, by request of the other party or in any other manner. Schein reserves the right to limit the disclosure to Miles of any Confidential Information which, in the sole opinion of Schein. is not necessary to achieve the purposes of this Agreement.

1.10 In the terms defined herein, the singular shall include the plural and vice versa.
         ---- -----

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Article II: Grants and Obligations
----------------------------------

2.01 Schein hereby grants to Miles during the Joint Detailing Years the right to promote and detail the Product in the United States jointly with Schein in accordance with the provisions of this Agreement.


2.02 During the Joint Detailing Years, Schein shall not authorize, or grant the right to, any third party to detail the Product in the United States.

         (a) During the Joint Detailing Years, Miles will be diligent in its efforts consistent with its customary business practices and legal requirements to deploy its sales force to promote and detail throughout the United States the Product in such manner and with such expedition as Miles itself would have adopted in promoting and detailing a pharmaceutical product of its own invention. During the Joint Detailing Years and for a period of one (1) year thereafter, Miles will not promote or detail any pharmaceutical product with indications similar to those of the Product.

         (b) The Product will be presented in a primary position in at least fifty percent (50%) of Miles' sales representative calls to dialysis centers and nephrologists and in no less than a secondary position in the remainder of such calls.

2.03 During the Joint Detailing Years, Schein will be diligent in its efforts consistent with its customary business practices and legal requirements to promote and market the Product throughout the United States. Notwithstanding the foregoing, the parties acknowledge that it is Schein's present intention that Schein's brand sales representatives will continue to promote the Product, and Schein will reassign its other sales representatives to promote products other than the Product.


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Article III: Payments
---------------------

3.01     (a)  Schein shall pay to Miles in each Detailing Year amounts equal to
              ***** ******* ***** of the Incremental Net Profit.

              Incremental Net Profit is calculated as:

              *** ***** ** ******* **** ********* ***** **** ************ *****
              ******* *** *** ********** ********* **** **** *** *** ** ***
              ******** **** ********** ** *** ****** ** ***** ** *******
              ********** *** *********** ***** ****** *** **** ** ****** ***
              ************ ***** ***** ** *** ******* **** ** *** ***********
              ***** ****** *** ***** *** ******* ** **** ** *********** *****
              **** **** *********** ******

              *** ** ** ***** ** ******* *******

         (b)  The Threshold Value for each Detailing Year shall be as follows:

              ********* ****        ********* *****         **** ***********
              **************        ***************         ****************
                                     ***** ********              *****
                                     **************              *****

                 *****                ***********              **********
                 ******                **********               *********
                 *****                 **********               *********

         (c) Within sixty (60) days prior to the start of the second Detailing Year and each Detailing Year thereafter, Schein and Miles will meet for the purposes of reviewing the Threshold Value (and applicable Base Promotional Costs) for the coming Detailing Year and negotiating in good faith any appropriate adjustment to the Threshold Value (and applicable Base Promotional Costs) for reasons including, but not limited to, the effect of a competitive product in the market, and additional indications or delivery systems for the Product.

         (d) Within thirty (30) days after the close of each quarter during each Detailing Year, Schein shall remit to Miles all payments accruing under this Article during such quarter. The payment shall be accompanied by an accounting reporting for such quarter Net Sales both as to aggregate quantities and dollar amounts of such Net Sales of the Product subject to payments hereunder for such quarter.


              *redacted pursuant to confidential treatment request.
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Article IV: Cooperation. Rights and Responsibilities
----------------------------------------------------

It is among the objectives of the parties, to jointly promote and detail the Product in the United States in the most effective and efficient fashion during the Joint Detailing Years. To achieve this objective, the parties agree, during the Joint Detailing Years, as follows:

4.01 The parties shall each appoint an authorized representative ("Coordinator") between whom communications will be directed. Each party will notify the other as to the name of the individual so appointed. Each party may replace its Coordinator at any time, upon written notice to the other party.

4.02     (a)  The Coordinators shall establish a team ("Team") directed by the
              Coordinators and consisting of representatives of each party which will meet from time to time, at mutually agreeable times and locations, to discuss and coordinate the joint promotion and detailing of the Product in the United States and the strategies and programs that should be developed to maximize Net Sales of the Product. Illustratively, the Team shall:

              (i) guide all continuing joint promotion and detailing efforts with respect to the Product in the United States. Schein will have the final authority and responsibility, with the cooperation and assistance of Miles, for developing detailing, marketing and promotional strategies and other matters with respect to the Product, and Schein shall have the final right of approval for all such strategies and other matters.

         (b) From time to time, but in no event less than once a year, the Team shall develop and formulate joint marketing plans for specified periods (collectively the "Marketing Plan") which shall set forth detailing, promotion and marketing strategies relating to the Product. The marketing planning process shall be a joint effort under the leadership and authority of Schein. The provisions of the Marketing Plan shall be agreed to by the Coordinators, and if the Coordinators cannot agree, then the matters in dispute shall be referred to the President of Miles Pharmaceutical Division and the Chairman of Schein. Schein, however, shall have the.final responsibility for, and control over, and the final right of approval for, the development and content of the Marketing Plan. Schein retains the right to determine in its discretion the appropriate manner and timing of execution of all marketing and promotional plans and strategies, including without limitation the selection of ad agencies, the development and production of promotional materials.


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         (c)  A party shall have the right to comment upon and make recommendations to the other party regarding the other party's activities under this Agreement, which recommendations the-_ other party shall thoroughly evaluate and consider.

         (d) Each party shall bear its own costs associated with its participation in the Team and associated with its detailing, marketing and promotional activities under this Agreement, except as provided in Section 3.01.

4.03     (a)  During the Joint Detailing Years and subject to any other provision of this Agreement, each party will provide the other with all information which the disclosing party deems significant and relevant to the detailing and promotion of the Product within a reasonable time after such information becomes known to the party, provided such information is not received under a secrecy obligation. Within thirty (30) days after the close of each quarter during each Detailing Year, Miles will provide to Schein a report of Miles Product detail call activity by medical specialty for the quarter then ended, along with a summary of feedback from Miles sales representatives concerning their detailing efforts for that quarter.

         (b) During the Joint Detailing Years, each party shall promptly notify the other party of all information coming into its possession concerning unexpected side effects, injury, toxicity or sensitivity reactions as provided in Appendix I hereto.

4.04 Schein shall retain all proprietary and property interests in the Product until the point of sale and in all supporting sales and promotional material. Miles will not have nor represent that it has any control or proprietary or property interests in the Product or in any sales or promotional material. Nothing contained herein shall be deemed to grant Miles, either expressly or impliedly, a license or other right or interest in any patent, trademark or other similar property of Sch,Shein or its Affiliates except as may be necessary for Miles to promote and detail the Product as provided in this Agreement. Miles acknowledges that Schein shall retain all copyrights in and to all sales, promotional and training materials created or used in connection with the promotion of the Product.

4.05     (a)  Miles shall not be required to distribute any sales and promotional material which:


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              (i)   does not present Product to the Medical and paramedical
                    communities and to the trade as joining with Schein in the detailing and promotion of the Product; and

              (ii)  does not mention the Product; or

              (iii) includes reference to another Schein pharmaceutical in addition to the Product. At Schein's request and at Miles' sole option, Miles may distribute sales and promotion material of the type identified in this subsection (a). Should Miles elect to distribute such material, it shall be supplied to Miles by Schein free of all charge. Schein shall not be require to distribute any sales and promotion material which contains a reference:

                    (1) to Miles (other than in connection with the joint
                        detailing and promotion of the Product in accordance with this Agreement); or

                    (2) any Miles pharmaceutical. All materials distributed by
                        Schein promoting the Product during the Joint Detailing years and intended to be part of the co-promotion arrangement covered by this Agreement shall mention Miles as the joint promoter of the Product.

         (b) During the Joint Detailing Years, Schein shall also provide Miles, at Schein's cost, with reasonable quantities of training materials which have been created and developed by Schein relating to the Product. Miles shall have the responsibility for, and control over, the manner in which it trains its sales force with respect to the Product.

4.06 In implementing the obligations contained in Article II, each party shall have sole discretion as to the manner (which shall not be inconsistent with the Marketing Plan, and provided that Miles will not utilize any promotional materials not created by Schein) in which it promotes and details (including any expenditure of funds in connection therewith) the Product in the United States. Each party shall bear its own costs incurred in the performance of any obligations hereunder, subject to the provisions of Section 3.01. Neither party shall have any responsibility for the hiring, firing or compensation of the other party's employees or for any employee benefits. No employee or representative of a party shall have any authority to bind or obligate the other party to this Agreement for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on the other party without said party's authorized written approval. For all


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         purposes, and notwithstanding any other provisions of this Agreement to the contrary Miles' legal relationship under this Agreement to Schein shall be that of independent contractor. Each party shall be responsible for ensuring that its promotional activities under this Agreement are in full compliance with all applicable laws, rules, regulations and orders, including without limitation applicable FDA regulations, and are consistent with the Product approval and package insert.

4.07     (a)   Schein shall use commercially reasonable efforts consistent with
               Schein's overall business strategy, as determined by Schein, to insure that sufficient stock of the Product will be available in its inventory to promptly fill orders from the trade in the Joint
               Detailing Years for sales of the Product in the United States.
               All orders for Products are subject to acceptance by Schein, in whole or in part.

         (b) Prior to or upon the signing of this Agreement and at least thirty (30) days prior to each calendar quarter during the Joint Detailing Years, Miles and Schein will confer to establish a forecast of anticipated sales of Product by month for the succeeding twelve (12) month period. Such forecasts shall be made to assist Schein in planning its Product production and shall be non-binding.

4.08      (a)  During the Joint Detailing Years, Miles and Schein will be presented and described, by each party hereto, to the medical and paramedical communities and to the trade as joining in the detailing and promotion of the Product, and all written information (including, but not limited to, journal advertisements, direct mail, sales pieces and other promotional material) and, to the extent practicable, all oral information, disseminated or presented, respectively, to such communities and trade regarding the detailing and promoting of the Product in the United States will state this arrangement, if such information is intended to be part of the co-promotion arrangement covered by this Agreement. Neither party shall distribute or have distributed any such information. ,, which bears the name of the other without the prior written approval of the other, which approval shall not be unreasonably withheld. Nothing herein contained shall require the Miles name or logo to appear on the Product's label, container label or package insert.

         (b) Each party, at its option, may issue press releases or other public announcements relating to the Product or the arrangement contemplated by this Agreement, provided, however, that;

                                      -8-
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               (i)   neither party shall issue a press release or public
                     announcement which has, as a major focus, either the joint detailing and promotion of the Product in the United States or such arrangement, without the prior written approval of the other party, which approval shall not be unreasonably withheld; and

               (ii) all other press releases and public announcements will describe the Product and the arrangement contemplated by this Agreement in a manner consistent with those releases and announcements previously approved by the other party.

4.09     (a)  Schein shall have the sole right and responsibility for, and shall bear all costs related to, obtaining and maintaining the authorization and/or ability to market a pharmaceutical product in the United States including, without limitation, the following:

              (1) Responding to Product and medical complaints relating to the Product. Miles agrees that it shall refer any such complaints which it receives to Schein in accordance with Appendix I hereto:

              (2) All Product returns must be authorized by Schein. Miles shall not solicit or accept any returns of Product and shall advise the customer that Product is to be returned to Schein. If despite the foregoing any Product is returned to Miles, then it shall be shipped to Schein's nearest distribution facility or, at Schein's option, may be handled through the One Box return system. Costs of returns are to be included in the computation of Net Sales as provided in Paragraph 1.04.

              (3) Handling all recalls of the Product. At Schein's request and Miles' option, Miles will assist Schein in receiving the recalled Product and any direct documented costs incurred by Miles with respect to participating in such recall shall be reimbursed by Schein;

              (4) Communicating with any governmental agencies and satisfying their requirements regarding the authorization and/or continued authorization to market the Product in commercial quantities in the United States; provided, however, that Miles shall be able to communicate with such agencies regarding the Product if:


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                   (i)   in the reasonable opinion of Miles' counsel, such
                         communication is necessary to comply with the terms of this Agreement or the requirements of any law, governmental order or regulation; and

                   (ii) Miles, if practical, made a request of such agency to communicate with Schein instead, and such agency refused such request; but in any such event, unless in the reasonable opinion of Miles' counsel, there is a legal prohibition against doing so, Schein shall be immediately notified of such agency's request and of Miles' intention to make such communication and Schein shall be permitted to accompany Miles to any meeting with such agency, take part in any such communications and receive copies of all such communications provided in no event shall Miles take any action which would impose any liability or obligation on Schein, without Schein's prior written consent; and

              (5) Handling product distribution, inventory and receivables; except that the costs thereof shall be governed by Section
                   3.01 (a).

         (b) Each party shall respond to medical questions or inquiries relating to the Product directed to such party. Within a reasonable time from the date of this Agreement, but in no event later than the Effective Date, Schein shall provide Miles with all reasonably necessary information which would enable Miles to respond properly and promptly to any such questions or inquiries. Schein shall use its best efforts to keep such information current. Schein and Miles shall coordinate responses to anticipated inquiries and questions. Each party shall be responsible for ensuring that its responses are in full compliance with all applicable laws, rules, regulations and orders, including without limitation applicable FDA regulations, and are consistent with the Product approval and package insert.

4.10 Schein shall send to Miles, on a monthly basis, a copy of its monthly ex-factory sales report for the preceding month showing ex-factory sales of the Product.

         Additionally, Schein shall authorize Miles to access, on a monthly basis and at Miles' expense, its monthly DDD sales report on the Product.

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4.11     Notwithstanding the Marketing Plan or any other provision herein to the contrary, Schein will have the right and responsibility for establishing and modifying the terms and conditions with respect to the sale of the Product, including the price at which the Product will be sold, any discount attributable to payments on receivables, distribution of the Product and the like.

4.12 Subject to Article VII hereof, the joint promotion and detailing of the Product shall cease at the end of the Third Detailing Year; provided that the joint promotion and detailing of the Product and the term of this Agreement shall automatically be extended for successive one (1) year periods unless at least sixty (60) days before the expiration of the then-current term-, either party gives written notice to the other that it does not wish to extend this Agreement. At the end of the Third Detailing Year (or, if later, at the end of any extension of the term of this Agreement or on termination under any circumstance) Miles shall have no further obligations to promote and detail the Product and, upon request by Schein, shall return to Schein all sales, marketing, training and other materials which it has in its possession relating to Product. Schein shall have the right to continue to distribute materials bearing the Miles name, until the inventories of such materials are depleted.

Article V: Warranties and Indemnification
-----------------------------------------

5.01 Each party warrants and represents to the other that it has the full right and authority to enter into this Agreement, and that it is not aware of any impediment that would inhibit its ability to perform its obligations under this Agreement.

5.02 Schein warrants and represents that, to the best of its knowledge, the Product package insert adequately describes the toxicity and sensitivity reactions associated with the Product when administered in accordance with the package insert. Miles acknowledges that the Product is a "black box" product, with significant known side effects, including death.

5.03 Schein warrants and represents that it has no knowledge of the existence of any U.S. patent which would prevent Schein from making, using or selling the Product in the United States or would prevent Schein and Miles from jointly promoting or detailing the Product in the United States. Miles acknowledges that neither Schein nor any of its Affiliates holds any patent covering the Product.


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5.04     (a)  One party shall indemnify, protect and hold the other party harmless against any and all damages, costs, expenses, lawsuits and liabilities directly or indirectly result,resulting from claims, suits or judgments arising out of said one party's negligence (as between Schein or Miles) with resect to the Product or components thereof or the detailing, promoting or other obligations of said party hereunder. The other party shall promptly notify said one party of any claims or suits for which the other party may assert indemnification from said one party hereunder and the other party shall permit said one party, or its insurer, at said one party's expense, to assume or participate in the defense of any such claims or suits and the other party shall cooperate with said one party or its insurer in such defense when reasonably requested to do so.

         (b) One party shall indemnify, protect and hold the other party harmless against any and all damages, costs, expenses, lawsuits, and liabilities directly or indirectly resulting from claims, suits or judgments with respect to the Product or components thereof or the detailing, promoting or other obligations of said one party hereunder to the extent that such damages, costs, expenses, lawsuits and liabilities are due to the contributory negligence of said one party. The other party shall promptly notify said one party of any such claims or suits for which the other party may assert contribution or indemnification from said one party and each party shall permit the other party or its insurer at the other party's expense, to participate in the defense of any and all such claims or suits and each party shall reasonably cooperate with the other party or its insurer in such defense when requested to do so.

         (c) Without limitation, as between Miles and Schein, if an above-described claim, suit or judgment (or any portion thereof) is based solely on:

              (i) the failure of the Product to meet any specifications in the Schein New Drug Application approved by the U.S. Food and Drug Administration ("FDA") or supplements thereto;

              (ii) misrepresentations or deficiencies in or omissions from the Product's package insert approved by the FDA;

             then Miles shall not be deemed negligent with respect to such matters and shall be fully and completely indemnified by Schein under Section 5.04 (a) with respect to such claim, suit or judgment (or portion thereof) which solely involved such matters, and Schein shall be permitted, at its sole cost, to assume full control over the defense of any such claim or suit (or portion thereof)0.

         (d) This Section 5.04 shall survive the termination of this Agreement.

Article VI: Reports
-------------------

6.01 Schein shall keep such records as are required to determine accurately under United States generally accepted accounting principals the sums due to under this Agreement. Such records shall be retained by Schein and shall be made available for reasonable review and/or audit, at the request and expense of Miles by an independent Certified Public Accountant appointed by Miles and reasonably acceptable to Schein and subject to appropriate confidentiality undertakings for the purposes of verifying Schein' accounting reports hereunder and determining the correctness of such reports during the one hundred and twenty (120) day period following the close of the applicable Detailing Year, in respect of New Sales for the Detailing Year then ended.

6.02 All sums due to Miles shall be payable to Miles in U.S. dollars by Schein at the following address:

         Miles Inc.
         Pharmaceutical Division
         400 Morgan Lane
         West Haven, Connecticut 06516
         or at such other address within the United States that Miles may designate in writing to Schein.

6.03 Notwithstanding anything in this Agreement to the contrary, in the event that Schein' actual Net Sales of the Product in the United States are reduced, due to Adjustments after such Net Sales have been accrued pursuant to the terms of this Agreement, then Net Sales for the Detailing Year in which such Adjustments occur shall: be reduced accordingly and Miles shall return to Schein within sixty (60) days of receipt of a notice from Schein requesting such return, any dollar amounts which were paid to Miles in respect of Net Sales during such Detailing Year which are in excess of the dollar amounts which would have been paid to Miles if Net Sales for such period reflected the Net Sales actually received by Schein, taking into account such Adjustments.

Article VII: Term and Termination
---------------------------------

7.01 Unless sooner terminated d as herein provided, or extended in accordance with Paragraph 4. 12, this Agreement shall expire, subject to Paragraph 7.03 below. after the Third Detailing Year.

7.02 Either party may terminate this Agreement at any time for any reason whatsoever with one hundred and twenty (120) days written notice; provided no such termination shall be effective prior to April 1, 1996, unless the grounds for termination is Miles' or Schein's failure to fulfill its obligations under Section 2.02 or 2.03, respectively.

7.03 Termination of this Agreement shall be without prejudice to either party's right to obtain performance of any obligations provided for in this Agreement which survive termination by their terms.

Article VIII: Force Majeure
---------------------------

8.01 The performance by either party of any covenants or obligations on its part to be performed hereunder (other than an obligation of either to pay money to the other) shall be excused by floods, strikes or other labor disturbances, riots, fires, accidents, wars, embargoes, delays of carriers, inability to obtain materials from sources of supply, acts, injunctions, or restraints of governments (whether or not now threatened), or any cause preventing such performance whether similar or dissimilar to the foregoing beyond the reasonable control of the party bound by such covenant or its obligation, provided, however, that the party affected shall exert its reasonable diligent efforts to eliminate or cure or overcome any of such causes and to resume performance of its covenants with all possible speed.

Article IX: Dispute Resolution
------------------------------

9.01 Both parties are obligated to undertake all reasonable efforts in order to solve in an amicable way any controversy arising in connection with this Agreement. However, in the event that disputes arise that cannot be resolved at the immediate level, the dispute shall be referred to the President of Miles Pharmaceutical Division and the chairman of Schein.

Article X: Miscellaneous Provisions
-----------------------------------

10.01 This Agreement shall be governed by and interpreted under the laws of the United States and of the State of New Jersey.


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

10.02,(a) For a period of ten (10) years from the Effective Date of this Agreement or five (5) years from the termination hereof, whichever occurs later:

              (i) each party agrees not to use Confidential Information furnished by the other party for any purpose inconsistent with this Agreement; and

              (ii) each party will treat Confidential Information furnished by the other party as if it were its own proprietary information and will not disclose it to any third party other than its Affiliates or consultants without the prior written consent of the other party who furnished such information.

              (iii) Miles shall not have the right for a period of five (5)
                    years from the termination of this Agreement to disclose, publish and/or use for its benefit or for the benefit of any third party any Confidential Information, sales, marketing, training or other information provided to Miles by or on behalf of Schein or its Affiliates received under this Agreement to promote, achieve and/or maintain the sale and use of the Product or any other pharmaceutical specialty with indications similar to those of Product without the prior written consent of Schein.

10.03 A party shall be relieved of any and all of the obligations of Section 11.02(a) with respect to Confidential Information if:

         (a) such Confidential Information was known to the party receiving the Confidential Information prior to receipt from the disclosing party; or

         (b) such Confidential Information was at the time of disclosure to the party receiving the Confidential Information generally available to the public or which became generally available to the public through no fault attributable to the party receiving the Confidential Information;

         (c) such Confidential Information was made available to the party receiving the Confidential Information for its use or disclosure from any third person who was at the time of transmitting such Confidential Information not under a non-disclosure obligation to the other party.

10.04 This Agreement shall be binding upon, and shall inure to the benefit of successors to a party hereto, but shall not otherwise be assignable without the prior written consent of both parties.

10.05 Any notice required to be given hereunder shall be considered properly given if sent by certified mail, return receipt requested to the respective address of each party as follows:

                   Office of the President
                   Miles Inc.
                   Pharmaceutical Division
                   400 Morgan Lane
                   West Haven. Connecticut 06516

         and
                   Chairman of the Board
                   Schein Pharmaceutical, Inc.
                   100 Campus Drive
                   Florham Park, NJ 07932

         or to such other address as the addressee shall have last furnished in writing in accord with this provision to the addresser.

10.07 If any provision of this Agreement is held to be invalid, such invalidity shall not affect the validity of the remaining provisions.

10.08 All captions herein are for convenience only and shall not be interpreted as having any substantive meaning.

10.09 All covenants, agreements, representations and warranties made hereunder shall be deemed to have been relied upon notwithstanding any investigation heretofore or hereafter made and shall survive the execution of this Agreement.

10.10 This Agreement constitutes the entire agreement between the parties hereto with respect to the within subject matter and supersedes all previous agreements, whether written or oral. It may be changed only in writing signed by properly authorized representatives of Miles and Schein.

10.11 Neither party shall be entitled to assign its rights hereunder without the express written consent of the other party hereto.

IN WITNESS WHEREOF, Miles and Schein have caused this Agreement to be duly executed by their authorized representatives, in duplicate on the dates written hereinbelow.

Attest:                         Miles Inc.


By /s/                          By /s/ Horst K. D. Wallrabe
  ___________________________     ___________________________

                                Horst K. D. Wallrabe,
                                Executive Vice President
                                Miles Inc. and
                                President
                                Pharmaceutical Division


                                Date     November 11, 1994
                                    --------------------------

Attest:                         Schein Pharmaceutical, In,


By /s/ P. K. McCullough         By /s/ Martin Sperber
  ___________________________     ___________________________

                                Martin Sperber
                                Chairman of the Board and
                                Chief Executive Officer

                                Date     Dec 9, 1994
                                    --------------------------

                                  APPENDIX I
                         COMPLAINT HANDLING PROCEDURES

The purpose of this appendix is to establish written procedures for the communication and processing of Product complaints received by Miles.

Acting in accord with this Agreement will facilitate compliance with Federal Requirements as set forth in 21 CFR 211.198 (complaint files) and 21 CFR 310.305/21 CFR 314.80 (postmarketing reporting of adverse drug reactions).

A.   Complaint Reporting:

     1. Complaints reported directly to Miles will be summarized and forwarded to the Supervisor of Clinical Affairs at Schein.

     2. All adverse drug experience complaints reported to Miles will be communicated to Schein within three working days of report receipt. Schein will be responsible for completion and submission to the Food and Drug Administration of Form FDA-3500A where appropriate .

     3. Complaint reports which may meet NDA-Field Alert Report Criteria t21 CFR 314.81 (b) (1)] will be promptly communicated to Schein enabling FDA notification by Schein within three working days. Schein will advise Miles of NDA Field Alert Report submission and forward a copy of any such report to the Complaint Coordinator (see A.1 above) of Miles.

B.   Complaint Investigation:

     1. Schein will investigate all complaints, including complaints associated with Product's active or inactive ingredients, container/closure system, general Product quality, distribution or handling.

C.   Communications with Complainant:

     1. Schein will be responsible for review of complaint evaluation information and preparation of a written response.

     2. In situations requiring submission of adverse drug experience reports, Schein will be responsible for any follow-up communications which may be required in order to facilitate timely completion and submission of FDA

D.   Product Recall:

     1. In carrying out a recall, both parties will fully cooperate in notifying customers to follow instructions as read upon by the parties.

                 AMENDMENT NUMBER 1 TO CO-PROMOTION AGREEMENT
                 --------------------------------------------


     This Amendment to Co-Promotion Agreement (the "Amendment") is entered into as of the 1st day of January 1997 between Miles, Inc., an Indiana corporation, now known as Bayer Corporation ("Bayer"), and Schein Pharmaceutical, Inc., a Delaware corporation ("Schein").

                                 Introduction
                                 ------------

     A. Bayer and Schein entered into a Co-Promotion Agreement, dated August 1, 1994 (the "Agreement").

     B. Pursuant to the terms of the Agreement Bayer and Schein agreed to jointly promote and detail the Product (as defined in the Agreement) in the United States.

     C. The parties wish to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, it is agreed as follows:

     1.   Definitions In This Amendment and Incorporation. Unless otherwise
          -----------------------------------------------
defined, all terms used herein shall have the meaning ascribed to them in the Agreement, and the terms and provisions of the Agreement are incorporated herein by reference as though set forth in full.

     2.   Definitions.  The following is added to the end of Section 1.06 of the
          -----------
Agreement: "Effective as of December 29, 1996, a 'Detailing Year' shall be the twelve (12) month period commencing on the last Sunday in December of the Term".

     3.   Grants and Obligations.
          ----------------------

          The second paragraph of Article II, Section 2.01 of the Agreement is hereby deleted in its entirety and replaced by the following:

               "During the Joint Detailing Years, Schein shall not authorize, or grant the right to, any third party to detail the Product in the United States in the field of Nephrology: provided, however, that Schein may authorize, or grant the right to, any third party to detail and promote the Product in the United States in a field other than Nephrology.

     4.   Payments.
          --------

          Article III, Subsections 3.01 (a), (b), (c) and (d) of the Agreement are hereby deleted in their entirety and replaced by the following:

               "3.01 (a) Effective January 1, 1997, Schein shall pay to Bayer in each Detailing Year the following: (i) the aggregate amount of ********** ******* ** **** ***** ************ ** ******** ****,
               within sixty (60) days after the close of each fiscal quarter during a Detailing Year, plus (ii) an amount equal to *** *****
               ** *** ***** ****** *** ********* ********* *** **** **** ******
               *** ******* ****** in each Detailing Year, payable annually within sixty (60) days after the end of such Detailing Year. The annual payment relating to *** ***** shall be accompanied by an accounting of such *** ***** indicating aggregate quantities and dollar amounts of the Product. For purposes of this Agreement, ***** **** ******* ***** **** *** ********** *** *********** for
               the Detailing Year commencing December 29, 1996, and (ii) for each Detailing Year thereafter, Schein and Bayer shall meet within sixty (60) days prior to the start of such Detailing Year for the purposes of reviewing the Base Line Figure for such
               ****** ********* **** *** *********** ** **** ***** ***
               *********** ********** ** *** **** **** ****** *** *******
               ********** *** *** ******* *** *** ****** ** * ***********
               ******* ** *** ******* *** ********** *********** ** ********
               ******* *** *** ******** ******* ** ** ** **** ** **** ********
               *** ****** ***** ***** *** *** ********** ************** ********
               ** ****** ******* *********** **** ******** **** ****** ********
               ** *** ******* ** *** ********** **** ******* ** *** ** **** ***
               ***** ********* ** ********

     5.   Reaffirmation of Agreement and Other Document. Except as modified
          ---------------------------------------------
herein, all of the covenants, terms and conditions of the Agreement remain in full force and effect and are hereby ratified and reaffirmed in all respects. In the event of any conflict, inconsistency or incongruity between the terms and conditions of this Amendment and the covenants, terms and conditions of the Agreement the terms and conditions of this Amendment shall govern and control.

     6.   Counteparts. This Amendment may be executed in two or more
          -----------
counterparts each of which together shall constitute an original but which, when taken together, shall

* redacted pursuant to confidential treatment request.

constitute but one instrument and shall become effective when copies hereof, when taken together, bear the signatures of all required parties and persons.

     IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

                              BAYER CORPORATION


                              By: /s/ Gerald B. Rosenberg
                                  ----------------------------
                              Name: Gerald B. Rosenberg
                                    --------------------------
                              Title: Senior Vice President and General Manager
                                     -----------------------------------------

                              SCHEIN PHARMACEUTICAL, INC.


                              By: /s/ Michael D. Casey
                                  -------------------------
                              Name: Michael D. Casey
                                    -----------------------
                              Title: President Retail Specialty Product Division
                                     -------------------------------------------

                   AMENDMENT NO. 2 TO CO-PROMOTION AGREEMENT
                   -----------------------------------------

     This Amendment Number 2 to Co-Promotion Agreement (the "Amendment") is entered into as of the 1st day of January 1997 between Bayer Corporation, formerly known as Miles, Inc. ("Bayer") and Schein Pharmaceutical, Inc. ("Schein").

                                 Introduction
                                 ------------

A. Bayer and Schein entered into a Co-Promotion Agreement, dated August 1, 1994 which was amended by Amendment Number 1 to Co-Promotion Agreement dated January 1, 1997 (collectively, the "Agreement").

B. Pursuant to the terms of the Agreement, Bayer and Schein agreed to jointly promote and detail the Product (as defined in the Agreement) in the United States.

C. Bayer Puerto Rico Inc. ("Bayer Puerto Rico") and Schein entered into a Promotion Agreement, dated February 1, 1995 (the "Puerto Rico Agreement").

D. Pursuant to the terms of the Puerto Rico Agreement, Bayer Puerto Rico and Schein agreed to jointly promote and detail the Product (as defined in the Agreement) in Puerto Rico.

E. Bayer and Schein wish to amend the Agreement to include Bayer Puerto Rico's obligations with respect to promotion of the Product in Puerto Rico in the Agreement. Bayer Puerto Rico and Schein simultaneously herewith have terminated the Puerto Rico Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, it is agreed as follows:

     1.   Definitions In This Amendment Number 2 and Incorporation.  Unless
          --------------------------------------------------------
otherwise defined, all terms used herein shall have the meaning ascribed to them in the Agreement, and the terms and provisions of the Agreement are incorporated by reference as though set forth in full.

     2.   Definitions.
          -----------
(a)  Section 1.03 is deleted in its entirety and replaced with the following:

          " `Territory' shall mean the United States and Puerto Rico."

(b) Except for Section 10.01 of the Agreement, in all places where the defined term "United States" appears it is hereby replaced with the defined term "Territory."

     3.   Addition of Bayer Puerto Rico as Party to the Agreement. With respect
          -------------------------------------------------------
to its promotion of the Product in Puerto Rico, Bayer Puerto Rico agrees to the terms and conditions in the Agreement.

     4.   Reaffirmation of Agreement and Other Documents. Except as modified
          ----------------------------------------------
herein, all of the covenants, terms and conditions of the Agreement remain in full force and effect and are hereby ratified and reaffirmed in all respects. In the event of any conflict, inconsistency or incongruity between the terms and conditions of this Amendment and the covenants, terms and conditions of the Agreement the terms and conditions of this Amendment shall govern and control.

     5.   Counterparts. This Amendment may be executed in two or more
          ------------
counterparts, each of which together shall constitute an original but which, when taken together, shall constitute but one instrument and shall become effective when copies hereof, when taken together, bear the signatures of all required parties and persons.

     IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

     BAYER CORPORATION        BAYER PUERTO RICO INC.

     By:________________      By:________________
     Name:______________      Name:______________
     Title:_____________      Title:_____________

     SCHEIN PHARMACEUTICAL, INC.

     By:________________
     Name:______________
     Title:_____________

                   AMENDMENT NO. 3 TO CO-PROMOTION AGREEMENT
                   -----------------------------------------

This Amendment Number 3 to Co-Promotion Agreement (the "Amendment") is entered into as of the 28th day of January 1998 between Bayer Corporation, formerly known as Miles, Inc. ("Bayer") and Schein Pharmaceutical, Inc. ("Schein").

                                 Introduction
                                 ------------

A. Bayer and Schein entered into a Co-Promotion Agreement, dated August 1, 1994 which was amended by Amendment Number 1 to Co-Promotion Agreement dated January 1, 1997 and Amendment Number 2 to Co-Promotion Agreement dated January 1, 1997 (collectively, the "Agreement").

B. Pursuant to the terms of the Agreement, Bayer and Schein agreed to jointly promote and detail the Product (as defined in the Agreement) in the United States and Puerto Rico.

C. The parties wish to amend the Agreement in accordance with the terms of this Amendment.

        NOW THEREFORE, in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, it is agreed as follows:

        1.  Definitions In This Amendment and Incorporation. Unless otherwise
            -----------------------------------------------
defined, all terms used herein shall have the meaning ascribed to them in the Agreement, and the terms and provisions of the Agreement are incorporated herein by reference as though set forth in full.

        2. Grants and Obligations.
           ----------------------

           Article II, Section 2.02 is hereby amended to add the following:

                "(c) Without limiting the generality of the foregoing, Bayer will assign ** ********** sales representatives and ** ****** ******* ********* sales specialists to promote and detail the Product. Additionally, Bayer will use best efforts to insure a sufficient amount of selling time will be allotted to promoting and detailing the Product. ** ** ********** ***
                ****** **** ******* ******** ***** *************** **** **
                ****** ******* *** ****** *** *********

        3. 1998 Base Line Figure.
           ---------------------

           In accordance with Article III, Section 3.01 (a) (ii), the Base Line Figure for the 1998 Detailing Year shall be ************

           * Redacted pursuant to confidential treatment request.

      4.  Cooperation Rights and Responsibilities.
          ---------------------------------------

          Article IV is hereby amended to add a new Section as follows:

            "4.13 Each of Schein and Bayer agrees that during the term of this Agreement and for a period of one year after the termination of this Agreement for whatever reason, neither it nor any of its Affiliates shall, except with the prior written consent of the other party, offer employment to or employ any person in the other party's sales force if such person was involved in promoting the Product under this Agreement.

      5.  Reaffirmation of Agreement and Other Documents. Except as modified
          ----------------------------------------------
herein, all covenants, terms and conditions of the Agreement remain in full force and effect and are hereby ratified and reaffirmed in all respects. In the event of any conflict, inconsistency or incongruity between the terms and conditions of this Amendment and the convenants, terms and conditions of the Agreement, the terms and conditions of this Amendment shall govern and control.

      6.  Counterparts. This amendment may be executed in two or more
          -----------
counterparts, each of which together shall constitute an original but which, when taken together, shall constitute but one instrument and shall become effective when copies hereof, when taken together, bear the signatures of all required parties and persons.

      IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

Bayer  Corporation


By: Gerald Rosenberg
    -------------------------
Name: Gerald Rosenberg
      -----------------------
Title: Sr. V.P. General  Manager
       ---------------------

SCHEIN PHARMACEUTICAL, INC.

By: Adam A. Levitt
    ------------------------
Name: Adam A. Levitt
      -----------------------
Title: V.P. Brand Products Group
       -------------------------